                                                                    EXHIBIT 99.1

                               TABLE VI (1 OF 5)
                          ACQUISITION OF PROPERTIES BY

              CIP(R), CPA(R):12 & CPAR:14 AS OF DECEMBER 31, 1999



                                                                   GROSS
                                                                  LEASABLE                 ORIGINAL      CASH DOWN
                                     TYPE OF                       SPACE      DATE OF      MORTGAGE      PAYMENT-
OCCUPANT/GUARANTOR                  PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING      EQUITY
------------------                -------------   -------------   --------   ----------   -----------   -----------
Big V Holding Corp.(3).........   45% interest    Ellenville      133,554       7/13/94     3,334,416     3,077,187
                                  in              and Warwick,
                                  Supermarkets    NY
Wal-Mart Stores, Inc. .........   Distribution    Greenfield,      82,620       2/10/95     2,500,000     1,278,781
                                  facility        Indiana
Applied Materials, Inc.........   Office/         Hayward,        355,000       2/16/95    45,000,000    30,100,322
                                  Manufacturing   California                   6/8/95 &
                                  facility                                      7/25/96
Q Clubs, Inc. .................   Health club     Austin, Texas    43,935        5/8/95     2,750,000     2,747,000
The Garden Companies...........   Manufacturing   Chattanooga,    242,317       6/20/95     3,500,000     3,475,000
                                  facility        Tennessee
Del Monte Foods, Inc. .........   Warehouses      Mendota,        239,850       11/9/95     6,250,000     4,453,200
                                  and special     Illinois;       210,000
                                  purpose         Plover,         274,750
                                  facility        Wisconsin;       11,165
                                                  Toppenish and
                                                  Yakima,
                                                  Washington
Applied Bioscience.............   Warehouse/      Austin, Texas   173,000      11/13/95     7,500,000     5,068,295
                                  office/research
                                  facility
Rheometric Scientific, Inc.....   Office/         Piscataway,     104,120     2/23/1996                   6,300,000
                                  Manufacturing   New Jersey
                                  facility
Telos Corporation..............   Office          Loudon          192,775     3/11/1996     6,250,000     5,897,000
                                  facility        County,
                                                  Virginia
Various tenants................   Research and    Newark,         162,220     3/28/1996     4,400,000     4,272,000
                                  development     Delaware
                                  facility
Q Clubs, Inc...................   Health club     Houston,         46,733     7/25/1996             0     6,180,000
                                                  Texas

                                    CONTRACT
                                 PURCHASE PRICE
                                      PLUS         OTHER CASH          OTHER
                                  ACQUISITION     EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                    FEES          EXPENSED     EXPENDITURES(1)(2)   OF PROPERTY
------------------               --------------   ------------   ------------------   -----------
Big V Holding Corp.(3).........     6,411,603          0                 58,940         6,470,543
Wal-Mart Stores, Inc. .........     3,778,781          0                 12,921         3,791,702
Applied Materials, Inc.........    75,100,322          0                      0        75,100,322
Q Clubs, Inc. .................     5,497,000          0                      0         5,497,000
The Garden Companies...........     6,975,000          0                      0         6,975,000
Del Monte Foods, Inc. .........    10,703,200          0               (159,903)       10,543,297
Applied Bioscience.............    12,568,295          0                 27,856        12,596,151
Rheometric Scientific, Inc.....     6,300,000          0                  4,500         6,304,500
Telos Corporation..............    12,147,000          0                  5,500        12,152,500
Various tenants................     8,672,000          0                  7,421         8,679,421
Q Clubs, Inc...................     6,180,000          0                      0         6,180,000

                               TABLE VI (2 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1999



                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Celadon Group, Inc.................   Distribution/   Indianapolis,    60,938     8/19/1996          0    6,801,000
                                      warehouse       Indiana
                                      facility
Spectrian Corporation..............   Office/         Sunnyvale,       81,318    11/19/1996   10,000,000  7,643,979
                                      research        California
                                      facility
Garden Ridge Corporation...........   Retail store    Tulsa,          141,284    12/16/1996   4,600,000   3,462,530
                                                      Oklahoma
Knogo North America, Inc...........   Office/         Hauppauge,       68,333    12/24/1996          0    4,925,000
                                      distribution    New York
                                      facility
Scott Companies, Inc...............   Office/         San Leandro,    270,000       1/23/97   10,300,000  7,610,000
                                      Research        California
                                      facility
Childtime Childcare, Inc...........   Childcare       Chandler,        71,378     1/29/1997   5,000,000   5,222,586
                                      Centers         Arizona
                                      (under          Fleming
                                      construction)   Island,
                                                      Florida
                                                      Sugar Land
                                                      and New
                                                      Territory,
                                                      Texas,
                                                      Ackworth,
                                                      Georgia
                                                      Silverdale,
                                                      Washington
                                                      Hauppauge, NY
                                                      Hampton, VA
                                                      Patchaque, NY
QMS, Inc. .........................   Office/         Mobile,         277,000     2/18/1997   5,900,000   7,974,346
                                      Research        Alabama
                                      Facility
The Bon-Ton Stores, Inc. ..........   Retail and      Allentown,      399,175      4/10/997   6,900,000   5,141,885
                                      Distribution    Pennsylvania
                                      facilities      Johnstown,       80,884
                                                      Pennsylvania
Silgan Containers Corporation......   Technology/     Manomonie and   228,381       6/13/97          0    12,500,435
                                      Manufacturing
                                      facilities      Oconomowoc,
                                                      Wisconsin

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Celadon Group, Inc.................     6,801,000          0                 40,000        6,841,000
Spectrian Corporation..............    17,643,979          0                  4,119       17,648,098
Garden Ridge Corporation...........     8,062,530          0                      0        8,062,530
Knogo North America, Inc...........     4,925,000          0                      0        4,925,000
Scott Companies, Inc...............    17,910,000          0                  5,356       17,915,356
Childtime Childcare, Inc...........    10,222,586          0               (181,525)      10,041,061
QMS, Inc. .........................    13,874,346          0                      0       13,874,346
The Bon-Ton Stores, Inc. ..........    12,041,885          0                      0       12,041,885
Silgan Containers Corporation......    12,500,435          0                      0       12,500,435

                               TABLE VI (3 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1999



                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Pagg Corporation...................   Office/         Milford,        108,125      7/8/1997   3,200,000   2,349,738
                                      Research        Massachusetts
                                      facility
Vermont Teddy Bear Co..............   Office/         Shelburne,       55,446       7/18/97   3,311,509   2,552,365
                                      Manufacturing   Vermont
                                      facility
Texas Freezer Company, Inc. .......   Warehouse/      Dallas, Texas   219,814       9/23/97   4,500,000   4,415,123
                                      Special
                                      Purpose
                                      facility
                                      (under
                                      construction)
BAE Systems, Inc. .................   Research        San Diego,      123,200       9/23/97          0    19,692,382
                                      facility        California
Westell Technologies Inc...........   Office/         Aurora,         185,410       9/29/97          0    17,435,000
                                      Manufacturing   Illinois
                                      facility
Career Education Corporation.......   Administration/ Mendota         118,241      11/12/97          0    9,990,486
                                      Classroom       Heights,
                                      facility        Minnesota
Randall International, Inc. .......   Office/         Carlsbad,                    11/26/97          0    7,587,578
                                      Manufacturing   California
                                      and
                                      Warehouse
                                      facility
                                      (under
                                      construction)
Perry Graphic Communications,
 Inc...............................   Printing        Baraboo and     895,356      12/16/97   11,000,000  8,109,948
                                      facilities      Waterloo,
                                                      Wisconsin
Compass Bank for Savings...........   Office/         Bourne,          21,606      12/30/97          0    1,820,000
                                      Banking         Sandwich and
                                      facilities      Wareham,
                                                      Massachusetts
Nutramax Products, Inc. ...........   Manufacturing/  Houston,        248,960     3/28/1998          0    7,323,953
                                      Distribution    Texas
                                      facilities

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Pagg Corporation...................     5,549,738          0                      0        5,549,738
Vermont Teddy Bear Co..............     5,863,874          0                  1,640        5,865,514
Texas Freezer Company, Inc. .......     8,915,123          0               (397,221)       8,517,902
BAE Systems, Inc. .................    19,692,382          0                446,911       20,139,293
Westell Technologies Inc...........    17,435,000          0                 17,055       17,452,055
Career Education Corporation.......     9,990,486          0              2,788,170       12,778,656
Randall International, Inc. .......     7,587,578          0               (211,446)       7,376,132
Perry Graphic Communications,
 Inc...............................    19,109,948          0                  8,000       19,117,948
Compass Bank for Savings...........     1,820,000          0                      0        1,820,000
Nutramax Products, Inc. ...........     7,323,953          0                491,546        7,815,499

                               TABLE VI (4 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1999


                                                                                        GROSS
                                                                                       LEASABLE                 ORIGINAL
                                                          TYPE OF                       SPACE      DATE OF      MORTGAGE
OCCUPANT/GUARANTOR                                       PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING
------------------                                     -------------   -------------   --------   ----------   -----------
Omnicom Group Inc...................................   Office          Playa Vista,    120,000       3/30/98    18,400,000
                                                       facilities      California
International Management Consulting, Inc. ..........   Office/Light    Asburn,          69,983       5/18/98             0
                                                       assembly        Virginia
                                                       facilities
Balance Care Corporation............................   Office          Mechanicburg,    42,000       6/23/98             0
                                                       facilities      Pennsylvania
Humco Holding Group.................................   Manufacturing/  Texarkana, TX   164,565      02/05/99     4,200,000
                                                       Warehouse       and Orem,
                                                       Facilities      Utah
PSC Scanning, Inc. .................................   Office/         Eugene,         110,665      05/12/99     5,500,000
                                                       Warehouse       Oregon
                                                       facility
Bolder Technologies Corporation.....................   Industrial/     Golden,         149,762       4/16/99     3,500,000
                                                       Manufacturing   Colorado
                                                       Facility
Gloystarne & Co., Limited...........................   Distribution/   Rotherdam,      120,000       12/8/99     4,202,000
                                                       Warehouse       South
                                                       Facility        Yorkshire,
                                                                       United
                                                                       Kingdom
Burlington Motor Carriers, Inc. ....................   Trucking        Daleville,      106,352       6/29/98             0
                                                       facility        Indiana
Best Buy, Inc. .....................................   Retail Store    Torrance,       102,470       7/28/98             0
                                                                       California
Metagenics, Inc. ...................................   Research and    San Clemente,    88,070       7/29/98             0
                                                       Development     California
                                                       facility
Benjamin Anshel Co..................................   Manufacturing   St. Louis,      154,760      11/24/98     3,100,000
                                                       facility        Missouri
Contraves Systems, L.P. ............................   Manufacturing   Pittsburgh,     146,103      12/28/98     4,225,000
                                                       facility        Pennsylvania
Production Resource Group L.L.C. ...................   Manufacturing/  Las Vegas,      192,032     12/29/98,     5,475,000
                                                       Distribution    Nevada;                       3/31/99
                                                       facilities      Burbank and                       and
                                                                       Los Angeles,                 10/15/99
                                                                       California
Consolidated Theaters L.L.C. .......................   Multiplex       Midlothian,      88,000       9/22/99     1,494,867
                                                       Motion          Virginia
                                                       Picture
                                                       Theater
Builders Supply & Lumber Co. Inc. ..................   Office/         Harrisburg,     112,000       6/29/99             0
                                                       Warehouse       North
                                                       facility        Carolina

                                                                        CONTRACT
                                                       CASH DOWN     PURCHASE PRICE     OTHER CASH          OTHER
                                                       PAYMENT-     PLUS ACQUISITION   EXPENDITURES      CAPITALIZED
OCCUPANT/GUARANTOR                                      EQUITY            FEES           EXPENSED     EXPENDITURES(1)(2)
------------------                                    -----------   ----------------   ------------   ------------------
Omnicom Group Inc...................................   4,125,000        22,525,000        51,631            (439,506)
International Management Consulting, Inc. ..........   6,780,363         6,780,363             0            (118,063)
Balance Care Corporation............................   4,885,974         4,885,974             0             (66,039)
Humco Holding Group.................................   3,548,691         7,748,691             0              95,633
PSC Scanning, Inc. .................................   3,217,278         8,717,278             0              23,136
Bolder Technologies Corporation.....................   3,120,942         6,620,942             0             214,936
Gloystarne & Co., Limited...........................   3,014,000         7,216,000             0             (14,116)
Burlington Motor Carriers, Inc. ....................   7,539,267         7,539,267             0                   0
Best Buy, Inc. .....................................  20,035,497        20,035,497             0                   0
Metagenics, Inc. ...................................  10,144,285        10,144,285             0                   0
Benjamin Anshel Co..................................   2,921,000         6,021,000             0                   0
Contraves Systems, L.P. ............................   2,581,283         6,806,283             0                   0
Production Resource Group L.L.C. ...................   6,648,455        12,123,455             0                   0
Consolidated Theaters L.L.C. .......................   2,020,133         3,515,000             0                   0
Builders Supply & Lumber Co. Inc. ..................   6,160,979         6,160,979             0                   0


                                                      TOTAL COST
OCCUPANT/GUARANTOR                                    OF PROPERTY
------------------                                    -----------
Omnicom Group Inc...................................   22,137,125
International Management Consulting, Inc. ..........    6,662,300
Balance Care Corporation............................    4,819,935
Humco Holding Group.................................    7,844,324
PSC Scanning, Inc. .................................    8,740,414
Bolder Technologies Corporation.....................    6,835,878
Gloystarne & Co., Limited...........................    7,201,884
Burlington Motor Carriers, Inc. ....................    7,539,267
Best Buy, Inc. .....................................   20,035,497
Metagenics, Inc. ...................................   10,144,285
Benjamin Anshel Co..................................    6,021,000
Contraves Systems, L.P. ............................    6,806,283
Production Resource Group L.L.C. ...................   12,123,455
Consolidated Theaters L.L.C. .......................    3,515,000
Builders Supply & Lumber Co. Inc. ..................    6,160,979

                                                                                        GROSS
                                                                                       LEASABLE                 ORIGINAL
                                                          TYPE OF                       SPACE      DATE OF      MORTGAGE
OCCUPANT/GUARANTOR                                       PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING
------------------                                     -------------   -------------   --------   ----------   -----------
Amerix Corporation..................................   Office/         Columbia,       159,577       11/1/99             0
                                                       Research        Maryland
                                                       facility
Atrium Companies, Inc. .............................   Industrial/     Dallas,         1,208,480    11/18/99             0
                                                       Manufacturing   Greenville
                                                                       and Wylie,
                                                                       Texas
Scott Companies, Inc. ..............................   Industrial/     Gardenia,        87,693       7/19/99     3,000,000
                                                       Manufacturing   California
                                                       Facility
                                                                                                               -----------
                                                                                                               231,292,792
                                                                                                               ===========
Investment in BB Property Company(4)
Best Buy Co., Inc. .................................   37% interest    Ft. Collins     558,695       5/13/94    12,136,000
                                                       as Limited      and Denver,
                                                       Partner in      Colorado;
                                                       Partnership     Bloomingdale,
                                                       which owns      Matteson,
                                                       retail stores   Bedford Park,
                                                                       Aurora and
                                                                       Schaumburg,
                                                                       Illinois;
                                                                       Omaha,
                                                                       Nebraska;
                                                                       Albuquerque,
                                                                       New Mexico;
                                                                       Beaumont, El
                                                                       Paso,
                                                                       Houston, Fort
                                                                       Worth,
                                                                       Arlington,
                                                                       Plano and
                                                                       Dallas,
                                                                       Texas;
                                                                       Madison,
                                                                       Wisconsin
Investment in GENA Property Company(5)
Sicor Sicor, Inc. ..................................   50% interest    San Diego,      144,311      10/14/94     6,500,000
                                                       in a            California
                                                       partnership
                                                       which owns an
                                                       Office/
                                                       Research and
                                                       Development
                                                       facility

                                                                        CONTRACT
                                                       CASH DOWN     PURCHASE PRICE     OTHER CASH          OTHER
                                                       PAYMENT-     PLUS ACQUISITION   EXPENDITURES      CAPITALIZED
OCCUPANT/GUARANTOR                                      EQUITY            FEES           EXPENSED     EXPENDITURES(1)(2)
------------------                                    -----------   ----------------   ------------   ------------------
Amerix Corporation..................................  22,855,080        22,855,080             0              60,615
Atrium Companies, Inc. .............................  20,879,118        20,879,118             0                   0
Scott Companies, Inc. ..............................   3,282,723         6,282,723             0                   0
                                                      -----------      -----------        ------          ----------
                                                      372,946,260      604,239,052        51,631           2,726,436
                                                      ===========      ===========        ======          ==========
Investment in BB Property Company(4)
Best Buy Co., Inc. .................................   4,970,210        17,106,210             0                 595
Investment in GENA Property Company(5)
Sicor Sicor, Inc. ..................................   5,237,498        11,737,498             0            (272,961)


                                                      TOTAL COST
OCCUPANT/GUARANTOR                                    OF PROPERTY
------------------                                    -----------
Amerix Corporation..................................   22,915,695
Atrium Companies, Inc. .............................   20,879,118
Scott Companies, Inc. ..............................    6,282,723
                                                      -----------
                                                      607,017,119
                                                      ===========
Investment in BB Property Company(4)
Best Buy Co., Inc. .................................   17,106,805
Investment in GENA Property Company(5)
Sicor Sicor, Inc. ..................................   11,464,537

                               TABLE VI (5 OF 5)

                          ACQUISITION OF PROPERTIES BY


                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1999



                                                                              GROSS
                                                                             LEASABLE                ORIGINAL      CASH DOWN
                                           TYPE OF                            SPACE      DATE OF     MORTGAGE       PAYMENT-
OCCUPANT/GUARANTOR                         PROPERTY            LOCATION      (SQ.FT.)    PURCHASE    FINANCING       EQUITY
------------------                  ----------------------  ---------------  --------   ----------  -----------   ------------
Investment in CARDS LLC(6)
 The Upper Deck Company...........  50% interest in a       Carlsbad,        294,779    01/04/1996    7,500,000      5,327,225
                                    limited liability       California
                                    company which owns
                                    Manufacturing/ Office
                                    buildings
Investment in Delaware Chip LLC(7)
 Advanced Micro Devices, Inc. ....  33.33% interest in a    Sunnyvale,       362,000    12/23/1998   22,750,000      9,012,653
                                    limited liability       California
                                    company which owns
                                    Manufacturing
                                    buildings
Investment in Gilbert Plastics
 LLC(8)
 Intesys Technologies.............  Manufacturing facility  Gilbert,         243,370      02/03/99   13,130,000     10,430,000
                                                            Arizona
Investment in Delaware Comp LLC(9)
 Compucom Systems, Inc. ..........  Office/Research         Dallas, Texas    497,714      03/31/99   23,000,000     16,790,500
                                    facility
Investment in Carey Norcross
 LLC(10)
 Checkfree Holdings Corporation...  Office/Research         Norcross,        178,584      06/03/99   23,300,000     18,546,085
                                    facility                Georgia
Investment in AFD (KV) LLC and AFD
 (MN) LLC (11)
 Ameriserve Food Distribution,
 Inc. ............................  Distribution/Warehouse  Burlington, New  706,369      08/18/99   32,000,000     23,779,445
                                    facilities              Jersey;
                                                            Shawnee,
                                                            Kansas; Grand
                                                            Rapids,
                                                            Michigan; and
                                                            Manassas,
                                                            Virginia
                                                                                                    -----------   ------------
                                                                                                    339,608,792   $443,260,803
                                                                                                    ===========   ============

                                       CONTRACT
                                    PURCHASE PRICE                     OTHER
                                         PLUS         OTHER CASH    CAPITALIZED
                                     ACQUISITION     EXPENDITURES   EXPENDITURES   TOTAL COST
OCCUPANT/GUARANTOR                       FEES          EXPENSED        (1)(2)      OF PROPERTY
------------------                  --------------   ------------   ------------   -----------
Investment in CARDS LLC(6)
 The Upper Deck Company...........     12,827,225            0           88,183     12,915,408
Investment in Delaware Chip LLC(7)
 Advanced Micro Devices, Inc. ....     31,762,653            0                0     31,762,653
Investment in Gilbert Plastics
 LLC(8)
 Intesys Technologies.............     23,560,000            0           48,341     23,608,341
Investment in Delaware Comp LLC(9)
 Compucom Systems, Inc. ..........     39,790,500            0                0     39,790,500
Investment in Carey Norcross
 LLC(10)
 Checkfree Holdings Corporation...     41,646,085            0                0     41,846,085
Investment in AFD (KV) LLC and AFD
 (MN) LLC (11)
 Ameriserve Food Distribution,
 Inc. ............................     55,779,445            0                0     55,779,445
                                     ------------      -------       ----------    -----------
                                     $782,869,595      $51,631       $2,590,594    785,511,820
                                     ============      =======       ==========    ===========


                                   FOOTNOTES

 (1) Consists of cost of improvements subsequent to acquisitions and closing costs relating to the acquisition or properties such as the costs of appraisals and other closing costs such as attorneys' fees and accountants' fees and costs of title reports, transfer and recording taxes and title insurance.
 (2) For properties under construction, interest on mortgages is capitalized rather than expensed and rentals received are recorded as a reduction of the basis in the properties.
 (3) CPA(R):12 has a 45% ownership in this property. The remaining 55% is owned by CIP(R), an affiliate of CPA(R):12, CPA(R):12 and CIP(R) hold title to their respective interests as tenants-in-common.
 (4) CPA(R):12 has a 37% interest as a limited partner in a partnership with CIP(R) which owns 63% as a general partner.
 (5) CPA(R):12 has 50% ownership in this property. The remaining 50% is owned by CIP(R). CIP(R) and CPA(R):12 hold title to their respective interests as tenants-in-common.
 (6) CPA(R):12 has a 50% ownership in these properties. The remaining 50% is owned by CIP(R). CIP(R) and CPA(R):12 hold title to their respective interests as tenants-in-common. All dollar figures shown reflect CPA(R):12's interest in the property.
 (7) CPA(R):12 has a 33.33% ownership in these properties. The remaining 66.67% is owned by CIP(R) and CPA(R):14. CIP(R), CPA(R):12 and CPA(R):14 hold title to their respective interests as tenants-in-common.
     All dollar figures shown reflect CPA(R):12's interest in the property.

 (8) CPA(R):12 and CPA(R):14 each have 50% ownership interests in this property as tenants-in-common. All dollar figures shown at 100%.


 (9) CIP(R), CPA(R):12 and CPA(R):14 each have a 33 1/3% ownership interest in this property as tenants-in-common. All dollar figures shown at 100%.


(10) CPA(R):12 has a 50% ownership interest in this property. The remaining 50% interest is owned by Carey Diversified LLC ("CDC"), an affiliate.


(11) CPA(R):12 and CPA(R):14 own 40% and 60% ownership interests, respectively, in these properties as tenants-in-common. All dollar figures shown at 100%.



** Lanxide writedown not included